Financial Instruments (Tables)	3 Months Ended
Mar. 31, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Summary of Designated and Non-designated Cash Flow Hedges
A summary of the Company's designated and non-designated hedges follows:

	March 31, 2021		December 31, 2020
(in millions)	Fair Value(1)	Notional Value	Fair Value(1)	Notional Value
Designated hedges	$2.6	$107.3	$5.0	$93.5
Non-designated hedges	(0.3)	47.6	0.2	63.7
(1)The fair value of foreign currency forward contracts is included in other current assets. The fair value was estimated using observable market inputs such as forward and spot prices of the underlying exchange rate pair. Based on these inputs, derivative assets and liabilities are classified as Level 2 in the fair value hierarchy.